Offerings - Offering: 1	May 28, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.250% Notes Due 2035
Proposed Maximum Offering Price per Unit	99.87
Maximum Aggregate Offering Price	$ 499,370,000.00
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,453.55
Offering Note	Disclose specific details relating to the fee calculation as necessary to clarify the information presented for a particular offering line in Table 1, including references to the provisions of Rule 457 under the Securities Act [17 CFR 230.457] and any other rule being relied upon. If a registrant elects to pay all or any portion of the registration fees on a deferred basis, the registrant must state that it elects to rely on Securities Act Rules 456(b)